EXHIBIT 24.1
POWER OF ATTORNEY
     The undersigned officer and director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended February 2, 2008 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Michael W. Kramer, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     EXECUTED as of the 28th day of March, 2008.

/s/ MICHAEL S. JEFFRIES

Michael S. Jeffries

POWER OF ATTORNEY
     The undersigned officer of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended February 2, 2008 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Michael S. Jeffries, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
          EXECUTED as of the 28th day of March, 2008.

/s/ MICHAEL W. KRAMER

Michael W. Kramer

POWER OF ATTORNEY
     The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended February 2, 2008 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Michael S. Jeffries and Michael W. Kramer, and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     EXECUTED as of the 28th day of March, 2008.

/s/ JAMES B. BACHMANN

James B. Bachmann

POWER OF ATTORNEY
     The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended February 2, 2008 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Michael S. Jeffries and Michael W. Kramer, and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     EXECUTED as of the 28th day of March, 2008.

/s/ LAUREN J. BRISKY

Lauren J. Brisky

POWER OF ATTORNEY
     The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended February 2, 2008 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Michael S. Jeffries and Michael W. Kramer, and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     EXECUTED as of the 28th day of March, 2008.

/s/ RUSSELL M. GERTMENIAN

Russell M. Gertmenian

POWER OF ATTORNEY
     The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended February 2, 2008 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Michael S. Jeffries and Michael W. Kramer, and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     EXECUTED as of the 28th day of March, 2008.

/s/ JOHN A. GOLDEN

John A. Golden

POWER OF ATTORNEY
     The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended February 2, 2008 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Michael S. Jeffries and Michael W. Kramer, and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     EXECUTED as of the 28th day of March, 2008.

/s/ ARCHIE M. GRIFFIN

Archie M. Griffin

POWER OF ATTORNEY
     The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended February 2, 2008 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Michael S. Jeffries and Michael W. Kramer, and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     EXECUTED as of the 28th day of March, 2008.

/s/ JOHN W. KESSLER

John W. Kessler

POWER OF ATTORNEY
     The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended February 2, 2008 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Michael S. Jeffries and Michael W. Kramer, and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     EXECUTED as of the 28th day of March, 2008.

/s/ EDWARD F. LIMATO

Edward F. Limato

POWER OF ATTORNEY
     The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended February 2, 2008 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Michael S. Jeffries and Michael W. Kramer, and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     EXECUTED as of the 28th day of March, 2008.

/s/ ALLAN A. TUTTLE

Allan A. Tuttle